                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    December 6, 2007
                                                -------------------------------

                      AMERICAN ITALIAN PASTA COMPANY
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            (Exact name of registrant as specified in its charter)

                      Delaware        001-13403              84-1032638
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       (State or other jurisdiction   (Commission           (IRS Employer
       of incorporation)              File Number)         Identification No.)

        4100 N. Mulberry Drive, Suite 200, Kansas City, Missouri 64116
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           (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code (816) 584-5000
                                                       -------------------------
                                 Not Applicable
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          (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

         Effective December 6, 2007, the Board of Directors of American Italian
Pasta Company (the "Company") appointed Mr. Robert Druten to fill an existing vacancy on the Board of Directors. Mr. Druten will be appointed to the Audit
Committee of the Board of Directors. Mr. Druten will receive the standard outside director compensation. There have been no related party transactions between the Company and Mr. Druten.

         A copy of the press release announcing this appointment is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

            (d)     Exhibits.

           99.1    Press release dated December 12, 2007.

                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: December 12, 2007          AMERICAN ITALIAN PASTA COMPANY

                                      By:  /s/ Paul R. Geist
                                           -----------------------------
                                               Paul R. Geist
                                               Vice President and Controller

                             EXHIBIT INDEX

Exhibit Number             Description
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       99.1                Press release dated December 12, 2007.